                                                                    EXHIBIT 10.3

                                PLEDGE AGREEMENT
                             BENTLEY'S LUGGAGE CORP.


     PLEDGE AGREEMENT, dated as of April 13, 2001, (this "Agreement") between BENTLEY'S LUGGAGE CORP., a Florida corporation (the "Pledgor") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation individually and as agent (in such capacity, "Agent") for the lenders ("Lenders") signatory to the Credit Agreement as hereinafter defined.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Pledgor is the record and beneficial owner of the shares of Stock described in Schedule I hereto (the "Pledged Shares") issued by the corporation named therein;

     WHEREAS, Pledgor is a Store Guarantor under the Second Amended and Restated Credit Agreement dated as of October 31, 2000, among Wilsons Leather Holdings Inc. (the "Borrower"), certain other Credit Parties, Agent and Lenders (as amended, supplemented, restated, or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, Pledgor has guaranteed the payment of the Obligations of the Borrower under the Credit Agreement pursuant to a separate Store Guarantors' Guaranty dated May 25, 1996, as amended, which Pledgor joined pursuant to a Joinder Agreement dated of even date herewith;

     WHEREAS, in connection with the making of the Loans under the Credit Agreement and as security for all of the Obligations (as defined in the Credit Agreement) of Pledgor, Lenders and Agent are requiring that Pledgor shall have executed and delivered this Agreement and granted the security interest contemplated hereby;

     NOW, THEREFORE, in consideration of the covenants hereinafter contained and to induce the Lenders to make Loans under the Credit Agreement, it is agreed as follows:

     1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

     "Pledged Collateral" has the meaning assigned to such term in Section 2 hereof.

     "Secured Obligations" has the meaning assigned to such term in Section 3 hereof.

     2. Pledge. Pledgor hereby pledges to Agent, for its benefit and for the ratable benefit of Lenders, and grants to Agent, for its benefit and the ratable benefit of Lenders, a first priority security interest in, all of the following (collectively, the "Pledged Collateral"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

          (b) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (c) to the extent required by the Credit Agreement, all Stock owned by Pledgor of any Person who, after the date of this Agreement, becomes, as a result of any occurrence, a directly owned Subsidiary of Pledgor (which Stock shall be deemed to be part of the Pledged Shares) and the certificates, if any representing such Stock, and all dividends, distributions, cash instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock.

     3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Loan Documents and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

     4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Agent, for its benefit and the ratable benefit of Lenders, pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Agent shall have the right, after acceleration of the Secured Obligations or the failure to pay the Secured Obligations at maturity in its discretion and without notice to Pledgor, to transfer to or to register in the name of Agent for its benefit and ratable benefit of Lenders, or any of its nominees any or all of the Pledged Shares. In addition, Agent shall have the right at anytime to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

     5. Representations and Warranties. Pledgor represents and warrants to Agent and Lenders that:

          (a) Pledgor is, and at the time of delivery of the Pledged Shares to Agent pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement and any restrictive legend appearing on any certificate representing Pledged Shares.

          (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable;

          (c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Agent, for its benefit and the ratable benefit of Lenders, as provided herein;

          (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

          (e) Except as set forth in Schedule I hereto, all of the Stock of each Subsidiary of Pledgor is presently owned by the Pledgor as set forth on
     Schedule I hereto, and is presently represented by the stock certificates listed on Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Stock of the Subsidiaries of Pledgor;

          (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Agent, for its benefit and the ratable benefit of Lenders, of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

          (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or security interest, other than any restrictive legend appearing on any certificate representing Pledged Shares;

          (h) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms; and

          (i) As of the date hereof, the Subsidiary listed on Schedule I hereto is the only direct Subsidiary of Pledgor. Except as set forth on Schedule I hereto, the Pledged Shares constitute 100% of the issued and outstanding shares of the issuer thereof.

     The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

     6. Covenants. Pledgor covenants and agrees that until the Termination Date:

          (a) Without the prior written consent of Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Credit Agreement;

          (b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Agent from time to time may request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Agent, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

          (c) Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens until the Termination Date; and

          (d) Pledgor will, upon obtaining ownership of any additional Stock of any Subsidiary or any directly owned Subsidiary which Stock is not already Pledged Collateral, promptly (and in any event within three (3) Business
     Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any such additional Pledged Shares which are to be pledged pursuant to this Agreement. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral.

     7. Pledgor's Rights. As long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof:

          (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

               (i) the dissolution or liquidation, in whole or in part, of any of the Pledgor's Subsidiaries ;

               (ii) the consolidation or merger of any of Pledgor's Subsidiaries with any other Person;

               (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any of Pledgor's Subsidiaries;

               (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of such Pledgor's Subsidiaries or the issuance of any additional shares of such Subsidiary's Stock; or

               (v) the alteration of the voting rights with respect to the Stock of any of such Pledgor's Subsidiaries; and

          (b) (i) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares to the extent not in violation of the Credit Agreement other than any and all: (A) dividends paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Subsidiary; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and
              (ii) all dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

     8. Defaults and Remedies.

          (a) Upon acceleration of the Secured Obligations or failure to pay the Secured Obligation at maturity and upon written notice to Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent.

          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

          (c) In the event of any sales hereunder Agent shall, after deducting all costs or expenses of every kind (including reasonable attorneys' fees, and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, of the Secured Obligations in accordance with the agreements and instruments governing and evidencing such Obligations, returning the surplus, if any, to Pledgor.

          (d) If at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (the "Act"), Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged

     Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8 then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Act and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

          (e) Pledgor acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so.

          (f) Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies.

          (g) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent and Lenders, that Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against

     Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Agent by reason of a breach of any of such covenants and, consequently, agrees that, if Agent shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by Pledgor on the date Agent shall demand compliance with this Section 8, and (ii) the amount required to pay in full the Secured Obligations.

     9. Application of Proceeds. Any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, or other realization upon all or any part of the Pledged Collateral shall be applied by agent in accordance with the Credit Agreement.

     10. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against Pledgor in any respect.

     11. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

     12. Termination. On the Termination Date, and immediately following the indefeasible payment in full of all Obligations and termination of the commitments under the Credit Agreement, Agent shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

     13. Lien Absolute. All rights of Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

     14. Release. Pledgor consents and agrees that Agent and Lenders may at any time, or from time to time, in their discretion:

          (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

          (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

     15. Indemnification. Pledgor agrees to indemnify and hold Agent and Lenders harmless from and against any taxes, liabilities, claims and damages, including reasonable attorneys fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Agent, in good faith, in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein. Whether or not the transactions contemplated by this Agreement shall be consummated, Pledgor agrees to pay to Agent all out-of-pocket costs and expenses incurred in connection with this Agreement and all reasonable fees, expenses and disbursements, and the reasonable fees of Agent's agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by Agent of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of Pledgor under this Section 15 shall survive the termination of this Agreement.

     16. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Subsidiary for liquidation or reorganization, should Pledgor or any Subsidiary become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's or a Subsidiary's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.only by such amount paid and not so rescinded, reduced, restored or returned.

     17. Miscellaneous.

          (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

          (b) Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

          (c) Neither Agent nor any Lender nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (d) This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest herein shall in any manner affect the security interest granted to Agent, for the benefit of Agent and Lenders, hereunder.

          (e) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND

     DETERMINE ANY CLAIMS OR DISPUTES AMONG PLEDGOR, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED AGENT, LENDERS AND PLEDGOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, CITY OF CHICAGO, ILLINOIS; PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE PLEDGED COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR AT THE ADDRESS SET FORTH ON SCHEDULE J TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          (f) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), PLEDGOR AND AGENT DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, PLEDGOR AND AGENT WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND PLEDGOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          (g) NO WAIVER CUMULATIVE REMEDIES. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent, for itself and the ratable benefit of Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Pledgor.

     18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     19. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or serve upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in Section 11.10 of the Credit Agreement.

     20. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     21. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                            BENTLEY'S LUGGAGE CORP.
                            as Pledgor

                            By:    /s/ Peter G. Michielutti
                               ------------------------------------------

                            Name:  Peter G. Michielutti
                                 ----------------------------------------

                            Title: Senior Vice President and Chief
                                   Financial Officer
                                  ---------------------------------------


                             GENERAL ELECTRIC CAPITAL CORPORATION
                             as Agent



                             By:    /s/ Michael J. McKay
                                ------------------------------------------

                             Name:  Michael J. McKay
                                  ----------------------------------------
                             Its Duly Authorized Signatory

                                   SCHEDULE I


                          DESCRIPTION OF PLEDGED SHARES
                          -----------------------------

     Attached to and forming a part of that certain Pledge Agreement by Bentley's Luggage Corp., as Pledgor, to General Electric Capital Corporation, individually and as Agent for Lenders.

-------------------------- -------------------- -------------- -------------------- ------------- --------------------
       Name and                                                      Stock            Number            Minority
      Address of                                    Class of       Certificate          of               Shares
        Pledgor                Stock Issuer          Stock          Number(s)         Shares           Outstanding
-------------------------- -------------------- -------------- -------------------- ------------- --------------------
Bentley's Luggage Corp.    Florida Luggage         Common           11 and 12          1,000               0
                           Corp.
-------------------------- -------------------- -------------- -------------------- ------------- --------------------

                                     Sch-I

                                   SCHEDULE II



                                PLEDGE AMENDMENT



     This Pledge Amendment, dated _________________________ , ____ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated April 13, 2001 by the undersigned, as Pledgor, to General Electric Capital Corporation, individually and as Agent for the Lenders, and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.

                                  BENTLEY'S LUGGAGE CORP.

                                  By:
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


     Name and                     Class      Certificate       Number
Address of Pledgor    Issuer    of Stock      Number(s)      of Shares
------------------    ------    --------     -----------     ----------
Bentley's Luggage
Corp.


                                     Sch-II